SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2006

JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-31114	88-0471759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 West 42nd Street, 12th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code -	(212) 554-4550

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 3, 2006, Javelin Pharmaceuticals, Inc. issued a press release in which we announced our unaudited financial results for the year ended December 31, 2005. The press release is attached as an exhibit to this Report, and the financial information therein is incorporated in this item.

Item 8.0     Other Events

The April 3, 2006 press release referred to in Item 2.02 above also reported that we filed an extension of time for filing our Form 10-K for the 2005 fiscal year.

A copy of our press release announcing the preliminary unaudited financial results and the reasons for the delay in filing the Form 10-K is attached as an exhibit to this Report.

Item 9.01   Financial Statements and Exhibits

99.1    Press Release, dated April 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Daniel B. Carr
Daniel B. Carr, M.D., Chief Executive Officer

Dated: April 6, 2006

Exhibit Index

Exhibit Number	Exhibit
99.1	Press Release of Javelin Pharmaceuticals, Inc. dated April 3, 2006.